AMENDED AND RESTATED AGREEMENT

THIS AGREEMENT is dated for reference as of April 7th, 2006.

BETWEEN:

TEXOLA ENERGY CORPORATION, with an office at 206-475 Howe Street, Vancouver, British Columbia V6C 2B3

(“Texola”)

AND:

FORT SCOTT ENERGY CORP., a private Canadian corporation, with an office at 1925-200 Burrard Street, Vancouver, British Columbia V6C 3LC

(“Fort Scott”)

WHEREAS:

A.                  The parties hereto entered into a Finder’s Fee Agreement dated December 5, 2005 (the “Finder’s Agreement”), whereby, in consideration for Fort Scott facilitating an agreement between Texola and Cedar Stratagraphic Corp. regarding a participation agreement in the area of interest attached to the Finder’s Agreement (the “Services”), Texola agreed to issue Fort Scott a 6% convertible debenture due November 1, 2008 in the principal amount of US$500,000 (the “Convertible Debenture”);

B.                   In connection with the issuance of the Convertible Debenture, the parties hereto entered into a Subscription Agreement effective as of December 5, 2005 (the “Subscription Agreement”);

C.                   The parties hereto entered into an Amendment Agreement dated April 3, 2006 (the “First Amendment Agreement”) to amend the effective date of the Subscription Agreement and the Convertible Debenture to November 1, 2005, to reflect that which was originally intended by the parties to the Finder’s Agreement;

D.                   The First Amendment Agreement and the Subscription Agreement stated that the Convertible Debenture was issued in partial consideration for the payment by Fort Scott to Texola of US$500,000 when the issuance of the Convertible Debenture was solely in consideration for the provision of the Services; and

E.                   The parties hereto wish to amend and restate the terms of the First Amendment Agreement by entering into this Agreement.

1.                    Termination of the First Amendment Agreement

1.1                   Upon the execution of this Agreement, the First Amendment Agreement be and is hereby terminated.

2.                      Amendment to Subscription Agreement

2.1                    The reference to “This AGREEMENT effective as of December 5, 2005” on page one (1) of the Subscription Agreement is hereby amended by deleting the reference in its entirety and by substituting the following, “This AGREEMENT effective as of November 1, 2005.”

2.2                    Section 1.1 of the Subscription Agreement is hereby amended by deleting section 1.1 in its entirety and by substituting the following:

“The Company has entered into a Finder’s Fee Agreement dated December 5, 2005 (the “Finder’s Agreement”) with Fort Scott Energy Corp. (the “Subscriber”), whereby, in consideration for the Subscriber facilitating an agreement between the Company and Cedar Stratagraphic Corp. regarding the participation agreement in the area of interest attached to the Finder’s Agreement, the Company agreed to issue the Subscriber a 6% convertible debenture due November 1, 2008 in the principal amount of US$500,000 in the form attached hereto as Exhibit A (the “Debenture”). On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably subscribes for the Debenture, which Debenture is convertible into 1,000,000 units (the “Units”) at a price per Unit of US$0.50, in accordance with the terms of the Debenture (such subscription and agreement to subscribe being the “Subscription”).”

2.3                    Section 2 of the Subscription Agreement is hereby amended by deleting section 2 in its entirety and by substituting the following, “This section left intentionally blank.”

3.                      Amendment to Convertible Debenture

3.1                    The reference to “6.0% CONVERTIBLE DEBENTURE DUE DECEMBER 5, 2008” on page one (1) of the Convertible Debenture is hereby amended by deleting the reference in its entirety and by substituting the following, “6.0% CONVERTIBLE DEBENTURE DUE NOVEMBER 1, 2008.”

3.2                    The reference to “(i) December 5, 2008 (the “Maturity Date”)” in section 1 on page one (1) of the Convertible Debenture is hereby amended by deleting the reference in its entirety and by substituting the following, “(i) November 1, 2008 (the “Maturity Date”).”

3.3                    The reference to “December 5, 2005 (the “Subscription Agreement”)” in section 4 on page three (3) of the Convertible Debenture is hereby amended by deleting the reference in its entirety and by substituting the following, “November 1, 2005 (the “Subscription Agreement”).”

3.4                    The reference to “December 5, 2005” on page A-1 of Annex A to the Convertible Debenture is hereby amended by deleting the reference in its entirety and by substituting the following, “November 1, 2005.”

4.                      General Terms

4.1                    The Subscription Agreement and this Agreement will be read and construed as one agreement.

4.2                    The Convertible Note and this Agreement will be read and construed as one agreement.

4.3                    The Subscription Agreement and the Convertible Debenture, as modified hereby, will remain in full force and effect.

4.4                    Unless explicitly stated otherwise, all dollar amounts referred to in this Agreement are in lawful money of the United States.

4.5                    This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia applicable to contracts made and to be performed therein.

4.6                    The headings appearing in this Agreement have been inserted for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement.

4.7                    This Agreement may be executed in counterparts, both of which when so executed will be deemed to be an original and will have the same force and effect as an original, and such counterparts together will constitute one and the same instrument. Any party may deliver an executed counterpart signature page to this Agreement by facsimile transmission.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date set forth above.

TEXOLA ENERGY CORPORATION

Per:	/s/ Thornton Donaldson
Authorized Signatory

FORT SCOTT ENERGY CORP.

Per:	/s/ Richard Coglon
Authorized Signatory